                                                                    EXHIBIT 31.2

                                  CERTIFICATION

I, Jose I. Ortega, Vice President - Finance and Chief Financial Officer, certify that:

       1. I have reviewed this Amendment No. 1 on Form 10-Q/A of Benihana Inc.; and

       2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


Date: November 21, 2007                             /s/ Jose I. Ortega
                                                    ---------------------------
                                                    Jose I. Ortega
                                                    Vice President - Finance and
                                                    Chief Financial Officer